UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

      On February 21, 2007, CBRL Group, Inc. (the “Company”) issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing that the Company will be presenting at the Bear Stearns 13th Annual Retail, Restaurants, and Consumer Conference on February 28, 2007 at 8:15 a.m. Eastern Time and noted that a simulcast of the Company's presentation at the conference would be available to the public over the Internet, and for two weeks following the conference.

Item 9.01.    Financial Statements and Exhibits.

               (d) Exhibits.

      99.1    Press Release issued by CBRL Group, Inc. dated February 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2007	CBRL GROUP, INC.

By: /s/ N.B. Forrest Shoaf
Name: N.B. Forrest Shoaf
Title: Senior Vice President, Secretary
and General Counsel